UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2026
______________________________
CDW CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue
Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
CDW Corporation (the “Company”) is furnishing this Current Report on Form 8-K (this “Current Report”) to provide investors supplemental information related to its realignment in segment reporting in fiscal year 2026. Certain unaudited historical financial information has been recast to align with the Company’s new reportable segment structure. This supplemental financial information only affects the manner in which certain financial information for the Company’s reportable segments was previously disclosed and is being provided to aid in comparability. It has no impact on – and in no way amends or restates – previously reported consolidated financial statements for any period.
Effective January 1, 2026, the Company realigned its customer‑facing sales organization to better meet the evolving needs of its customers and end markets. As a result of this realignment, the Company now has the following three reportable segments: Commercial, Government, and Education.
•The Commercial segment primarily serves corporate, financial services, and healthcare customers in the United States, each of which represents a unique customer channel. Customers previously included in the Small business segment are included across the customer channels within the Commercial segment.
•The Government segment primarily serves federal, state, and local agencies in the United States, along with certain private sector business customers that primarily support or interact with government agencies.
•The Education segment primarily serves primary, secondary, and higher education institutions in the United States.
•CDW UK and CDW Canada will remain unchanged in this new reporting structure, in an all other category (“Other”).
The Company also updated its methodology for allocating headquarters function costs to align with how those costs are managed and reviewed, distinguishing between costs that directly support the operating segments and costs that are enterprise‑wide in nature. The updated methodology was applied to historical periods presented, resulting in an adjusted amount of operating expense retained by Headquarters.
This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

CDW CORPORATION AND SUBSIDIARIES HISTORIC RECAST OF SEGMENT DATA (dollars in millions) (unaudited)
	Commercial	Government	Education	Other	Headquarters	Total
Three Months Ended December 31, 2025
Net sales	$3,450.0	$758.7	$633.4	$668.9	$—	$5,511.0
Cost of sales	2,630.0	583.7	510.3	532.6	—	4,256.6
Gross profit	820.0	175.0	123.1	136.3	—	1,254.4
Other segment expense items(1)	435.1	112.0	75.1	106.8	94.7	823.7
Operating income (loss)	$384.9	$63.0	$48.0	$29.5	$(94.7)	$430.7

Three Months Ended September 30, 2025
Net sales	$3,294.6	$830.9	$913.5	$698.4	$—	$5,737.4
Cost of sales	2,559.1	641.1	728.2	553.5	—	4,481.9
Gross profit	735.5	189.8	185.3	144.9	—	1,255.5
Other segment expense items(1)	400.9	122.5	98.6	101.9	88.3	812.2
Operating income (loss)	$334.6	$67.3	$86.7	$43.0	$(88.3)	$443.3

Three Months Ended June 30, 2025
Net sales	$3,631.3	$746.6	$926.6	$672.1	$—	$5,976.6
Cost of sales	2,842.1	578.4	784.8	530.1	—	4,735.4
Gross profit	789.2	168.2	141.8	142.0	—	1,241.2
Other segment expense items(1)	417.5	117.2	85.7	99.4	101.2	821.0
Operating income (loss)	$371.7	$51.0	$56.1	$42.6	$(101.2)	$420.2

Three Months Ended March 31, 2025
Net sales	$3,255.3	$604.9	$658.5	$680.4	$—	$5,199.1
Cost of sales	2,505.5	470.0	553.1	548.2	—	4,076.8
Gross profit	749.8	134.9	105.4	132.2	—	1,122.3
Other segment expense items(1)	389.1	109.4	80.1	93.1	89.2	760.9
Operating income (loss)	$360.7	$25.5	$25.3	$39.1	$(89.2)	$361.4

(1)Primarily includes payroll and other coworker costs, advertising expense and other selling and administrative costs.

CDW CORPORATION AND SUBSIDIARIES HISTORIC RECAST OF SEGMENT DATA (dollars in millions) (unaudited)
	Commercial	Government	Education	Other	Headquarters	Total
Three Months Ended December 31, 2024
Net sales	$3,304.3	$714.4	$560.2	$607.1	$—	$5,186.0
Cost of sales	2,541.4	560.3	445.9	483.1	—	4,030.7
Gross profit	762.9	154.1	114.3	124.0	—	1,155.3
Other segment expense items(1)	374.4	104.9	77.1	93.9	96.4	746.7
Operating income (loss)	$388.5	$49.2	$37.2	$30.1	$(96.4)	$408.6

Three Months Ended September 30, 2024
Net sales	$3,129.3	$754.3	$993.0	$640.0	$—	$5,516.6
Cost of sales	2,432.2	576.4	792.8	514.5	—	4,315.9
Gross profit	697.1	177.9	200.2	125.5	—	1,200.7
Other segment expense items(1)	367.0	102.5	77.2	93.0	79.4	719.1
Operating income (loss)	$330.1	$75.4	$123.0	$32.5	$(79.4)	$481.6

Three Months Ended June 30, 2024
Net sales	$3,085.1	$688.9	$1,047.4	$602.0	$—	$5,423.4
Cost of sales	2,364.4	526.3	868.2	481.4	—	4,240.3
Gross profit	720.7	162.6	179.2	120.6	—	1,183.1
Other segment expense items(1)	385.0	108.1	79.7	96.4	80.8	750.0
Operating income (loss)	$335.7	$54.5	$99.5	$24.2	$(80.8)	$433.1

Three Months Ended March 31, 2024
Net sales	$3,018.5	$604.6	$618.4	$631.2	$—	$4,872.7
Cost of sales	2,323.3	461.8	513.8	510.5	—	3,809.4
Gross profit	695.2	142.8	104.6	120.7	—	1,063.3
Other segment expense items(1)	372.4	104.5	77.3	95.4	85.7	735.3
Operating income (loss)	$322.8	$38.3	$27.3	$25.3	$(85.7)	$328.0

(1)Primarily includes payroll and other coworker costs, advertising expense and other selling and administrative costs.

CDW CORPORATION AND SUBSIDIARIES HISTORIC RECAST OF SEGMENT DATA (dollars in millions) (unaudited)
	Three Months Ended December 31, 2025
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,265.5	$—	$—	$—	$2,265.5
Financial Services	396.6	—	—	—	396.6
Healthcare	787.9	—	—	—	787.9
Government	—	758.7	—	—	758.7
Education	—	—	633.4	—	633.4
Other	—	—	—	668.9	668.9
Total Net sales	$3,450.0	$758.7	$633.4	$668.9	$5,511.0

	Three Months Ended September 30, 2025
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,231.4	$—	$—	$—	$2,231.4
Financial Services	330.0	—	—	—	330.0
Healthcare	733.2	—	—	—	733.2
Government	—	830.9	—	—	830.9
Education	—	—	913.5	—	913.5
Other	—	—	—	698.4	698.4
Total Net sales	$3,294.6	$830.9	$913.5	$698.4	$5,737.4

	Three Months Ended June 30, 2025
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,364.4	$—	$—	$—	$2,364.4
Financial Services	478.6	—	—	—	478.6
Healthcare	788.3	—	—	—	788.3
Government	—	746.6	—	—	746.6
Education	—	—	926.6	—	926.6
Other	—	—	—	672.1	672.1
Total Net sales	$3,631.3	$746.6	$926.6	$672.1	$5,976.6

CDW CORPORATION AND SUBSIDIARIES HISTORIC RECAST OF SEGMENT DATA (dollars in millions) (unaudited)
	Three Months Ended March 31, 2025
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,190.0	$—	$—	$—	$2,190.0
Financial Services	334.1	—	—	—	334.1
Healthcare	731.2	—	—	—	731.2
Government	—	604.9	—	—	604.9
Education	—	—	658.5	—	658.5
Other	—	—	—	680.4	680.4
Total Net sales	$3,255.3	$604.9	$658.5	$680.4	$5,199.1

	Three Months Ended December 31, 2024
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,221.0	$—	$—	$—	$2,221.0
Financial Services	341.9	—	—	—	341.9
Healthcare	741.4	—	—	—	741.4
Government	—	714.4	—	—	714.4
Education	—	—	560.2	—	560.2
Other	—	—	—	607.1	607.1
Total Net sales	$3,304.3	$714.4	$560.2	$607.1	$5,186.0

	Three Months Ended September 30, 2024
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,114.5	$—	$—	$—	$2,114.5
Financial Services	312.9	—	—	—	312.9
Healthcare	701.9	—	—	—	701.9
Government	—	754.3	—	—	754.3
Education	—	—	993.0	—	993.0
Other	—	—	—	640.0	640.0
Total Net sales	$3,129.3	$754.3	$993.0	$640.0	$5,516.6

CDW CORPORATION AND SUBSIDIARIES HISTORIC RECAST OF SEGMENT DATA (dollars in millions) (unaudited)
	Three Months Ended June 30, 2024
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,088.2	$—	$—	$—	$2,088.2
Financial Services	313.7	—	—	—	313.7
Healthcare	683.2	—	—	—	683.2
Government	—	688.9	—	—	688.9
Education	—	—	1,047.4	—	1,047.4
Other	—	—	—	602.0	602.0
Total Net sales	$3,085.1	$688.9	$1,047.4	$602.0	$5,423.4

	Three Months Ended March 31, 2024
	Commercial	Government	Education	Other	Total
Sales by Customer Channel
Corporate	$2,107.3	$—	$—	$—	$2,107.3
Financial Services	285.5	—	—	—	285.5
Healthcare	625.7	—	—	—	625.7
Government	—	604.6	—	—	604.6
Education	—	—	618.4	—	618.4
Other	—	—	—	631.2	631.2
Total Net sales	$3,018.5	$604.6	$618.4	$631.2	$4,872.7

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	May 1, 2026	By:	/s/ Albert J. Miralles
Albert J. Miralles
Chief Financial Officer and Executive Vice President, Enterprise Business Operations